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                                                                EXHIBIT 10.15(b)

                              FIRST AMENDMENT TO
                             AMENDED AND RESTATED
             COMPUTER AND COMMUNICATION SYSTEMS SERVICES AGREEMENT

          This First Amendment to Computer and Communication Systems Services Agreement ("First Amendment") is effective as of this 17th day of June, 1996 (the "Effective Date") by and between Einstein Bros. Bagels, Inc., a Delaware corporation (the "Company"), and Boston Chicken, Inc., a Delaware corporation ("Boston Chicken").

                                   Recitals

          A. The Company and Boston Chicken are parties to that Amended and Restated Computer and Communication Systems Services Agreement dated as of May 28, 1996 (the "Services Agreement").

          B. The Company and Boston Chicken mutually desire to amend certain provisions of the Services Agreement as set forth herein.

                                   Covenants

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, as well as other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

          1.1 Amendment. The Services Agreements shall be amended as of the date hereof as follows:

              (1) Section 1 is hereby amended by deleting the definition of "Support/Control Programs" in its entirety and replacing it to read as follows:

                   "Support/Control Programs" - The computer software programs developed by or for BCI and designated during the term of this Agreement by BCI from time to time as specified or required in connection with support, supervision, reporting, or control of the EBBI Units by EBBI, its subsidiaries, and its and their franchisees, and in connection with real estate, analysis, tracking, maintenance, feedback, and communication functions related thereto or to the employees thereof, including, but not limited to, Notes Databases, Structured Reporting, and related software.
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          (2)  Section 3.B is hereby amended by deleting the second paragraph and subsections (a), (b), and (c) thereof and the last sentence thereof in their entirety.

          (3) Section 3.E is hereby amended by deleting the reference to "Four Hundred Dollars ($400.00)" in the first paragraph thereof and replacing it to read "Three Hundred Twenty Three Dollars ($323.00).

          (4) Section 21 is hereby amended by deleting the first sentence thereof and replacing it to read as follows:

          "This Agreement constitutes a separate license to use the Licensed Program and the Support/Control Programs and all obligations hereunder are in addition to and cumulative with the obligations of EBBI under all other contractual relations with BCI."

     2.1 Effect of Amendment. From and after the Effective Date, reference in the Services Agreement and all other documents executed pursuant to the Services Agreement (as each of the foregoing is amended hereby or pursuant hereto) to the Services Agreement shall be deemed to be references to the Services Agreement as amended hereby.

     3.1 Representations. To induce Boston Chicken to enter into this First Amendment, the Company represents to Boston Chicken as of the date hereof that this First Amendment has been duly authorized by all required action on the part of the Company, and this First Amendment has been duly executed and delivered by the Company and constitutes the legal, valid, and binding obligation of the Company enforceable in accordance with its terms.

     4.1 Definitions; Ratification. Any term used but not defined herein or in the exhibits hereto shall have the meaning ascribed thereto in the Services Agreement. Except as expressly contemplated herein, the Services Agreement and all related certificates and other documents, are hereby ratified and confirmed and shall remain in full force and effect.

     5.1 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

     6.1 Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but each of which together shall constitute but one and the same instrument.


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     7.1  Headings.  The headings of the sections of this First Amendment are inserted for convenience only and shall not be deemed to constitute a part of this First Amendment.


     IN WITNESS WHEREOF, the parties have executed this First Amendment to be effective on the date provided herein.

BOSTON CHICKEN, INC.                          EINSTEIN BROS. BAGELS, INC.



By:  /s/ Donald J. Bingle                     By:  /s/ Paul A. Strasen
     ____________________                          ___________________
Title:   Vice President                       Title:  Vice President
         ________________                             ________________





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